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                                                                    Exhibit 32.1
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     Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
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      I, Marshall W. Pagon, the Chief Executive Officer of Pegasus Satellite
Communications, Inc., hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Form 10-K of Pegasus Satellite Communications, Inc. for the annual period ended December 31, 2003 (the "2003 Form 10-K"), which this certification accompanies, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934
(15 U.S.C. 78m or 78o(d)) and information contained in the 2003 Form 10-K fairly presents, in all material respects, the financial condition and results of operations of Pegasus Satellite Communications, Inc.

      A signed original of this written statement required by Section 906 has been provided to Pegasus Satellite Communications, Inc. and will be retained by Pegasus Satellite Communications, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

Dated: March 23, 2004


                                                  /s/ Marshall W. Pagon
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                                                  Marshall W. Pagon